Exhibit 99.2



PRO FORMA FINANCIAL INFORMATION:

     The following unaudited pro forma financial information reflects New Century's results of operations as if the acquisition of the Acquired Mineral Interests of the Mustang Creek Assets had occurred on January 1, 2005. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.

     The amounts in the New Century Energy Corp. column below are derived from the unaudited consolidated balance sheet and statement of operations for the three months ended March 31, 2006, which include the assets and liabilities and results of operations of the third acquisition of the L-H Gas Unit, which closed on January 3, 2006.

     The Mustang Creek Assets column below is derived from the historical unaudited "carved out" financial statements of the Mustang Creek Assets, which includes the balance sheet for the First Acquisition as of March 31, 2006. The Mustang Creek Assets column also includes the results of operations of the First Acquisition for the period from January 1, 2005 through December 31, 2005 and January 1, 2006 through March 31, 2006.

     The historical financial information and the unaudited pro forma combined financial information set forth below should be read in conjunction with the
Company's consolidated financial statements filed on Form 10KSB for the year ended December 31, 2005, and Form 10QSB for the three months ended March 31, 2006.
--------------------------------------------------------------------------------
Unaudited pro forma combined consolidated balance sheet as of March 31, 2006


                                                Mustang Creek
                             New Century           Assets             Pro Forma
                             Energy Corp.        Acquisition          Adjustment               Combined
                    -----------------------------------------------------------------------------------
Assets
Current assets
Cash                         $ 3,117,313       $          0        $ 5,052,852              $ 8,170,165
Accounts receivable            1,699,428          1,066,021                  0                2,765,449
Inventory                         56,714                  -                  0                   56,714
Other assets                     124,462                  0                  0                  124,462
                               ---------          ---------         ----------               ----------
Total current assets           4,997,917          1,066,021          5,052,852               11,116,790
                               ---------          ---------         ----------               ----------
Oil and gas properties        27,544,876          8,110,247         21,522,849               57,177,972
Less: Accum, depreciation
   and depletion              (4,557,745)        (1,326,857)        (1,642,963)             (7,527,565)
Other plant assets (net)         134,417                  0                  0                  134,417
                               ---------          ---------        ----------                 ---------
Total oil and gas
   properties                 23,121,548          6,783,390         19,879,886               49,784,824
                              ----------          ---------         ---------               -----------
Other assets                           0                  0             80,605                   80,605
                              ----------           ---------        ----------                ---------
Total assets                 $28,119,465         $ 7,849,411       $25,013,343             $ 60,982,219
                              ==========           =========       ===========             ============

Liabilities, Owners' Net Investment and Stockholders' Equity (Deficit)
Current liabilities
Accounts payable           $    311,426       $    436,412         $        0              $   747,838
Accrued liabilities             566,832                  0                  0                  566,832
Current Portion of
    long term debt           11,750,000                  0          3,132,392               14,882,392
Derivative liabilities        5,161,929                  0                  0                5,161,929
                              ----------         ---------          ---------                 --------
Total current
  liabilities                17,790,187            436,412          3,132,392               21,358,991
                             ----------           ---------         ---------               ----------
Notes Payable -long term      9,938,142                  0         35,600,242               45,538,384
Deferred income tax                  0                  0            771,652                   771,652
Asset retirement
   obligation                   311,087             10,854                  0                  321,941
                              ---------          ---------          ---------                ---------
Total liabilities            28,039,416            447,266         39,504,286               67,990,968
                             ----------          ---------         ----------               ----------
Owner's net investment                -          7,402,145         (7,402,145)                       -
                             ----------          ---------         -----------              ----------
Stockholders' equity
  (deficit)                      80,049                  0         (7,088,798)             (7,008,749)
                             ----------          ---------         -----------            ------------
Total liabilities,
   owners' net investment
   and stockholders'
   equity (deficit)         $28,119,465        $ 7,849,411        $25,013,343              $60,982,219
                           ============        ============       ===========              ===========



     Unaudited pro forma combined consolidated statement of income (loss) for three months ended March 31, 2006.

                                                 Mustang Creek
                            New Century            Assets            Pro Forma
                            Energy Corp.         Acquisition         Adjustment       Combined
                            ---------------------------------------------------------------------

Revenues                    $ 3,346,683          $ 3,161,431        $         0     $   6,508,114
Operating expenses            2,474,078            1,009,656            758,266         4,242,000
                            -----------          -----------        -----------     -------------
Income from operations          872,605            2,151,775           (758,266)        2,266,114
Other income(expense)        (3,165,203)                   0           (966,895)       (4,132,098)
                            -----------          -----------        -----------     -------------
Income (loss)
  before income tax          (2,292,598)           2,151,775         (1,725,161)       (1,865,984)
Income tax expense                    0                    0           (731,603)         (731,603)
                             ----------          -----------        -----------     -------------
Net Income (loss)           $(2,292,598)         $ 2,151,775        $(2,456,764)    $  (2,597,587)
                             ==========          ===========        ===========     =============
Earnings (loss) per share:
Basic                       $      (.04)         $       .04        $      (.04)    $        (.05)

Weighted average number      55,727,279           55,727,279         55,727,279        55,727,279
of shares                    ==========          ===========        ===========     =============

Diluted                     $      (.04)         $       .04        $      (.04)    $        (.05)

Weighted average number      55,727,279           55,727,279         55,727,279        55,727,279
of shares                    ==========          ===========        ===========     =============


     The assumptions used for the Pro Forma Adjustments to the unaudited condensed consolidated balance sheet for the period ended March 31, 2006 are below.

The pro forma adjustment to Cash:
Net Proceeds from Mustang Creek Asset Acquisition
 Net revenue from the effective date (December 31, 2005 to
 closing date - April 30, 2005) for Mustang Creek Assets        $ 4,137,635
 Good Faith Deposit                                                 (25,000)
 Out of pocket settlement costs for Acquisition                     (62,629)
                                                                -----------
                                                                  4,050,006
Cash proceeds from $40M Note with Laurus                          5,500,000
2005 pro forma interest income on excess cash                       163,064
2006 pro forma interest income on excess cash                        78,958
Pro forma interest paid on $40M note
   January 2005 to December 2005                                 (3,441,389)
   January 2006 to March 2006                                      (939,167)
   Cash paid to reduce principal of Note                           (358,620)
                                                                -----------
Pro forma adjustment to Cash                                    $ 5,052,852
                                                                ===========

     Interest is computed using the effective interest method and began accruing on January 1, 2005, with the first interest payment recorded in February 2005. The interest rate is based on the actual Wall Street Journal Prime Rate plus 2 points; with a floor of 8%. Interest payments are made based on 80% of the net Revenue generated from the Mustang Creek Assets each month. In accordance with the Note agreement, the principal payments were initially recorded in July 2005 when production began and were applied first to accrued interest, then to current interest then to reduce the principal on the note.

The pro forma adjustment for 2006 to Oil and Gas Properties relates to the following:

Purchase Price of Mustang Creek Assets                              $33,000,000
Legal fees and other closing costs                                       62,629
Net Revenue earned between "Effective Date" and
  "Closing Date"                                                     (4,137,635)
Historical Cost of Mustang Creek Assets                              (7,402,145)
                                                                    -----------
Pro forma adjustment to Oil and Gas Properties                      $21,522,849
                                                                    ===========

The pro forma adjustment for 2006 to accumulated depreciation and depletion relates to the following:

2005 Revised depletion based on stepped up basis                     $1,526,787
Removal of 2005 depletion based on historical cost                     (642,090)
2006 Revised depletion based on Purchase Price                        1,443,034
Removal of 2006 depletion based on historical cost                     (684,768)
                                                                    -----------
Pro forma adjustment to accumulated depreciation and depletion       $1,642,963
                                                                    ===========

The pro forma adjustment for 2006 to other assets relates to the following:

Costs related to issuance of $40M Note                                $ 125,000
2005 amortization using the effective interest method (12 months)       (35,590)
2006 amortization using the effective interest method (3 months)         (8,805)
                                                                    -----------
Pro forma adjustment to other assets                                $    80,605
                                                                    ===========

The pro forma adjustment for 2006 to Notes Payable - Long term relates to the following:

Issuance of Note to purchase Mustang Creek Assets                   $40,000,000
Discount on Note at issue                                            (1,400,000)
2005 amortization of note discount (12 months)                          393,373
2006 amortization of note discount (3 months)                            97,881
Payment of Principal according to Note agreement                       (358,620)
Reclassification of payments due in the next 12
   months to current                                                 (3,132,392)
                                                                    -----------
Pro forma adjustment to Notes Payable - Long term                   $35,600,242
                                                                    ===========

The pro forma adjustments for 2006 to the current portion and the long term portion of the Note payable were determined by extending the effective interest rate calculation tables through March 2007 using estimated monthly net proceeds. Interest and principal payment amounts were estimated using independent reserve reports to project average monthly revenue and expense.

     Income tax expense was included as a pro forma adjustment of $731,603 for three months ended March 31, 2006, increasing the deferred tax liability to

$771,652  and  was  determined  as hypothetical for the acquisition. New Century
Energy Corp. has a carryforward net operating loss from 2005 of approximately $3.4 million.

The cumulative pro forma adjustment to Stockholders Equity for 2006 relates to the following:

2005 Stepped Up Depletion                                           $  (884,697)
2006 Stepped Up Depletion                                              (758,266)
2005 Amortization of discount on note                                  (393,373)
2006 Amortization of discount on note                                   (97,881)
2005 Interest on Note payable (12 months)                            (3,441,389)
2006 Interest on Note payable (3 Months)                               (939,167)
2005 Amortization of deferred loan costs                                (35,590)
2006 Amortization of deferred loan costs                                 (8,805)
2005 Pro forma interest income on excess cash                           163,064
2006 Pro forma interest income on excess cash                            78,958
2005 Pro forma income tax expense                                       (40,049)
2005 Pro forma income tax expense                                      (731,603)
                                                                    -----------
Total pro forma adjustment to Stockholders' equity (deficit)        $(7,088,798)
                                                                    ===========

The assumptions used for the pro forma adjustment to the condensed consolidated statement of operations for the three months ended March 31, 2006 follow:

Additional depletion due to the stepped up basis for
   the acquisition of the Mustang Creek Assets                      $ (758,266)
Three months of interest expense using the effective
   method of amortization                                             (939,167)
Three months of amortization of deferred loan costs
   using the effective interest rate method                            (97,881)
Three months of amortization of discount on note
   using the effective interest rate method                             (8,805)
2006 Pro forma interest income on excess cash                           78,958
2006 Pro forma income tax expense                                     (731,603)
                                                                    ----------
Pro  forma  adjustment  to  the consolidated
   statement of income (loss)                                      $(2,456,764)
                                                                   ===========

The following unaudited pro forma financial information reflects New Century's results of operations as if the acquisition of the Acquired Mineral Interests of the Mustang Creek Assets ("Mustang Creek Assets") had occurred on January 1, 2005. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.

The amounts in the New Century Energy Corp. column below are derived from the consolidated balance sheet and statement of operations for the year ended December 31, 2005, which did not include the assets and liabilities and results of operations of the third acquisitions of the L-H Gas Unit, which closed on January 3, 2006.

The Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells ("L-H Gas Unit") for Acquisition #3 column below, which closed on January 3, 2006, is derived from the historical unaudited "carved out" financial statements of the

L-H Gas Unit and includes the balance sheet for the Third Acquisition as of December 31, 2005. The L-H Gas Unit #3 column also includes the results of operations of the Third Acquisition for the period from January 1, 2005 through December 31, 2005.

The Mustang Creek Assets column below is derived from the historical unaudited "carved out" financial statements of the Mustang Creek Assets, which includes the balance sheet and results of operations for the First Acquisition as of March 31, 2006.

The historical financial information and the unaudited pro forma combined financial information set forth below should be read in conjunction with the Company's consolidated financial statements filed on Form 10KSB for the year ended December 31, 2005, and Form 10QSB for the three months ended March 31, 2006.


                            New Century      L-H Gas     Mustang Creek     Assets         Pro Forma
                            Energy Corp.   Unit Acq.#3   Acquisition     Adjustment       Combined
                            ------------------------------------------------------------------------

Revenues                    $ 7,017,065    $ 1,120,104   $ 3,640,535   $          0     $ 11,777,704
Operating expenses            5,642,488        324,849     1,541,706      1,024,657        8,533,700
                            -----------    -----------   -----------   ------------     ------------
Income from operations        1,374,577        795,255     2,098,829     (1,024,657)       3,244,004
Other income (expense)       (4,773,401)             0             0     (3,707,288)      (8,480,689)
                            -----------    -----------   -----------   ------------     ------------
Income (loss)
  before income tax          (3,398,824)       795,255     2,098,829     (4,731,945)      (5,236,685)
Income tax expense                    0              0             0        (40,049)         (40,049)
                            -----------    -----------   -----------   -------------    ------------
Net Income (loss)           $(3,398,824)   $   795,255   $ 2,098,829     (4,771,994)    $ (5,276,734)
                            ===========    ===========   ===========   ============     ============
Earnings (loss) per share:
Basic                       $      (.07)   $       .02   $       .04   $       (.09)    $       (.10)

Weighted average number      50,961,205     50,961,205    50,961,205     50,961,205       50,961,205
 of shares                  ===========    ===========   ===========   ============     ============

Diluted                     $      (.06)   $       .01   $       .04   $       (.09)    $       (.10)

Weighted average number      54,275,225     54,275,225    54,275,225     54,275,225       54,275,225
 of shares                  ===========    ===========    ==========   ============     ============


     The assumptions used for the pro forma adjustment to the condensed consolidated statement of income (loss) for the year ended December 31, 2005 are below.

Interest expense for the $40M Note financing to acquire the Mustang Creek
   Assets (effective interest method amortization
   and WSJ Prime plus 2 points with an 8% floor for
   12 months)                                                  $(3,441,389)
Interest expense relating to the amortization of
   deferred loan costs on the $40M Note financing to
   acquire the Mustang Creek Assets (effective interest
   method amortization for 12 months)                              (35,590)
Interest expense relating to the amortization of
   discount for the $40M Note financing to acquire the
   Mustang Creek Assets (effective interest method
   amortization for 12 months)                                    (393,373)
Additional depletion due to the stepped up basis
   for the acquisition of the Mustang Creek Assets                (884,697)
Additional depletion due to the stepped up basis
   for the acquisition of the L-H Gas Unit                        (139,960)
2005 Pro forma interest income on excess cash                      163,064
2005 Pro forma income tax expense                                  (40,049)
                                                                   -------
Pro forma adjustment for the unaudited condensed
   consolidated statement of income (loss)for the year
   ended December 31, 2005                                     $(4,771,994)
                                                               ===========

     Income tax expense and a deferred tax liability were included as pro forma adjustments of $40,049 for year ended December 31, 2005 and was determined as hypothetical for the acquisition. New Century Energy Corp. has a carryforward net operating loss from 2005 of approximately $3.4 million.